As filed with the U.S. Securities and Exchange Commission on August 9, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

The Cushing Mutual Funds Trust
(Exact name of registrant as specified in charter)

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Address of principal executive offices) (Zip code)

Jerry V. Swank

300 Crescent Court, Suite 1700

Dallas, TX 75201
(Name and address of agent for service)

214-692-6334

Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2021

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

Semi-Annual Report

May 31, 2021

www.cushingfunds.com | www.cushingasset.com

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive shareholder reports in paper will apply to all funds held in your account.

*formerly, Cushing® MLP Infrastructure Fund

Table of Contents

Shareholder Letters (Unaudited)	1
Hypothetical Growth of a $10,000 Investment (Unaudited)	9
Expense Examples (Unaudited)	12
Allocation of Portfolio Assets (Unaudited)	15
Schedules of Investments (Unaudited)	18
Statements of Assets & Liabilities (Unaudited)	26
Statements of Operations (Unaudited)	27
Statements of Changes in Net Assets	28
Financial Highlights	30
Notes to Financial Statements (Unaudited)	36
Additional Information (Unaudited)	47
Board Approval of Investment Management Agreement (Unaudited)	49

Cushing® NextGen Infrastructure Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2021 (the “Period”), the Cushing® NextGen Infrastructure Fund (formerly known as Cushing® MLP Infrastructure Fund), (Class I shares) (the “Fund”) delivered a 7.81% total return, versus total returns of 10.04% for the S&P Global Infrastructure Index, the Fund’s benchmark index and 16.95% for the S&P 500 Index.

Market and Strategy Overview

Last year the Fund benefitted from strong growth in NextGen infrastructure assets, like data centers and solar power, as the world emerged from the COVID-induced slowdown. The Period saw a rotation out of those names and into more cyclical sectors, such as energy and commodities. While energy infrastructure was our second largest theme position, we still lagged the benchmark because of our structural underweighting. We believe that most infrastructure indices ( including the Fund’s benchmark), which are overexposed to the Energy Infrastructure and Industrial Infrastructure sectors, are missing out on the potential long-term growth infrastructure sectors. This view hurt our relative performance in the period.

The Fund, which invests among four themes, is designed to withstand periods such as this when “reversion” trades happen. We feel that we accomplished this for period, as our exposure to the cyclical Energy and Industrial themes more than offset the declines in Clean Infrastructure and Communication themes.

We are firm believers that the secular trends of digitization, the continued development of cloud infrastructure, and less carbon intensity will drive winners over the long-term. Here are some data points that give us confidence despite the market volatility.

●	$949 billion in green stimulus announced globally as of March 2021[1]

●	Renewables are the cheapest source of new electricity for more than two-thirds of the world population and 90% of electricity generation[2]

●	Migration to the cloud is less than 15% complete, according to an EvercoreISI survey of CFOs[3]

Fund Performance & Positioning

The largest contributors to performance were the crude pipelines, electric vehicle (“EV”) suppliers, and diversified midstream sectors. Despite the pullback in these high growth sectors, we still made money in electric vehicles because we began to take profits in the period. The Fund’s top three stock contributors for the period were from each of these sectors: EV battery manufacturer, Akasol (ticker: ASL GY) and midstream companies Energy Transfer (ticker: ET) and Targa Resources (ticker: TRGP). Akasol outperformed as it agreed to be purchased by BorgWarner for a 16% premium. The midstream companies benefitted from rally in commodity prices because of increased demand from the extreme winter weather and improving demand expectations.

The largest detracting sectors were solar and fuel cell companies. Individually, the Fund’s largest detractors were data center 21Vianet Group (ticker: VNET), fuel cell manufacturer Bloom Energy (ticker: BE), and solar equipment manufacturer Enphase Energy (ticker: ENPH). The largest driver of the underperformance for all three names was the rotation out of growth equities. We still have conviction in the long-term prospects of these companies and the Fund continues to hold all three names.

[1]	BNEF. “Green Stimulus: The Policies and Politics”, 6/9/2021
[2]	BNEF. “2H 2020 LCOE Update”, 12/10/2020
[3]	EvercoreISI. “Capex Spending & Hiring Plans Survey Show Strong Rebound in 2021”, 6/8/2021

At the end of the Period, the Fund’s largest sector holdings were renewable power generation and midstream energy. We remain believers that economics and global policy will lead to substantial growth in renewable development, despite the recent pullback in equity prices. We also believe that the steady earnings and strong cash flow of midstream energy stocks is under appreciated by the market.

Outlook

While the strong gains over the last few years in infrastructure investing took a pause during the Period, we are still highly confident in the ongoing investment mega trends in this space. Much of recent investor focus and returns were on Energy Infrastructure, but we believe that a broader scope of important and related areas could well position the Fund to capture the broader infrastructure investing trend. The Fund continues to invest among these themes:

●	Clean & Sustainable Infrastructure – Renewable energy, sustainable and water

●	Communication & Technology Infrastructure – Data storage, information highway, and payments

●	Energy Infrastructure – Power and midstream energy

●	Industrial Infrastructure – Toll roads, freight transportation, ports and airports

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund invests in infrastructure companies, which may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Sustainable infrastructure investments are subject to certain additional risks including high dependency upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets; adverse impacts from the reduction or discontinuation of tax benefits and other similar subsidies that benefit sustainable infrastructure companies; dependency on suitable weather condition and risk of damage to components used in the generation of renewable energy by severe weather; adverse changes and volatility in the wholesale market price for electricity in the markets served; the use of newly developed, less proven, technologies and the risk of failure of new technology to perform as anticipated; and dependence on a limited number of suppliers of system components and the occurrence of shortages, delays or component price changes. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for sustainable infrastructure companies generally. Technology and communications infrastructure investments are subject to certain additional risks including rapidly changing technologies and existing product obsolescence; short product life cycles; fierce competition; high research and development costs; aggressive pricing and reduced profit margins; the loss of patent, copyright and trademark protections; cyclical market patterns; evolving industry standards; frequent new product introductions and new market entrants; cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data, denial of service attacks, unauthorized access to relevant systems, compromises to networks or devices that the information infrastructure companies use, or operational disruption or failures in the physical infrastructure or operating systems, potentially resulting in, among other things, financial losses, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net total returns reflect the deduction of applicable withholding taxes. Indices include the reinvestment of dividends and do not include fees or expenses. It is not possible to invest directly in an index.

Cushing® SMID Growth Focused Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the semi-annual period ended May 31, 2021 (the “Period”), the Cushing® SMID Growth Focused Fund, Class I Shares, (the “Fund”) delivered a total return of 14.76%, versus a total return of 12.01% for the Russell® 2500 Growth Index, the Fund’s primary benchmark, and a total return of 16.95% for the S&P 500.

Market Overview

The Period saw strong performance of the market segments that underperformed during the initial Covid snapback from market lows in March 2020. For the broad market indices, smaller was better as micro-cap stocks outperformed small cap and small cap outperformed large cap. From a stylistic view, value strongly outperformed growth across all market segments.

Sector rotation was evident during the Period. In the Russell® 2500 Growth Index the two largest weighted sectors, Health Care and Technology, both underperformed after strong performance in the previous period. For the current Period, the benchmark was led by the cyclical Energy and Materials sectors, which drove the rally in value stocks.

The run-up in cyclical sectors coincided with rising yields, strong economic data and continued aggressive fiscal and monetary policy. Value sectors increased and growth sectors sold off as increases in the U.S. 10-Year Treasury yield accelerated during the period.

Fund Performance

On an absolute basis the Fund returned 14.76%, outperforming the benchmark’s return of 12.01%.

Overall, performance was driven by positive stock selection. Sector selection had a slight negative impact on performance, where an underweight in Consumer Discretionary and an overweight in Health Care were minor detractors. The top three contributors for the Period were:

●	SVB Financial Group (NASDAQ: SIVB) – Financials/Banks

Returning 69.0% for the period, the company continues to grow well above the industry and reported a strong close to 2020 as well as a solid outlook for 2021. They also entered the Wealth Management market with the acquisition of Boston Private Financial Holding (NASDAQ: BPFH). We continue to hold the name.

●	Intra-Cellular Therapies Inc (NASDAQ: ITCI) – Health Care/Biotech

ITCI increased 66.7% for the period. Lumateperone, recently approved to treat schizophrenia, continues to ramp sales as the drug is introduced to the market. Follow on studies for the drug in bipolar depression have been successful with more data expected this year. ITCI has also shown initial success with Lumateperone based compounds in neuro-degenerative diseases, such as Parkinson’s, and will launch a Phase 2 study later this year. We remain shareholders.

●	Orbcomm Inc (NASDAQ: ORBC) – Communication Services/Wireless Telecom

ORBC increased 80.1% for the Period. The telematics company agreed to a takeout offer from Private Equity. We exited the position on the news.

The top three detractors for the Period were:

●	Medallia Inc (NYSE: MDLA) – Technology/Software

A disappointing fourth quarter earnings report moved MDLA from one of the stronger performers in the Fund to the biggest detractors. A billings revenue shortfall and higher expenses to expand their go-to-market operations disappointed investors. We continue to hold the position as we believe MDLA will return to pre Covid levels of growth in coming quarters.

●	Planet Fitness Inc (NYSE: PLNT) – Consumer Discretionary/Entertainment Facilities

PLNT, which was added to the Fund during the Period, detracted from relative performance. The company had no negative news during the Period and continues to regain customers lost during Covid. The company’s under performance was more related to the market’s focus on cyclical investments. We continue to hold the position.

●	Teledoc Health Inc (NYSE: TDOC) – Health Care/Services

Teledoc share returned -24.2% for the Period. The shares decreased when membership guidance for 2021 disappointed investors. We view this guidance as conservative and believe all the gains that tele-medicine made during Covid will lead to increased uptake in periods to come. We remain holders of the name.

Conclusion

We believe that we are in the early stages of a multi-year economic expansion. Our research, which includes many conversations with management teams and industry analysts, reflects optimism that the recovery will continue. Revenue and earnings growth have shown steady improvement from the pandemic-induced shutdowns in the first half of 2020. Improvements in macro employment and strong consumer balance sheets point to a continuation of increased consumer spending. Pending increases in fiscal stimulus should also provide a tailwind to capital expenditures and business spending.

After a sharp decrease in 2020, consensus earnings and revenue estimates for 2021 indicate a strong recovery. Earnings estimates for 2021 are predicting greater than 50% growth and estimates for 2022 are up double digits on top of that. Additionally, earnings estimate revisions thus far in 2021 are running strongly positive.

Red flags to monitor going forward include liquidity in the system, inflation, interest rates and the pandemic.

●	The timing of when the Fed will begin to taper their bond market purchases and decrease the high level of liquidity injected into the system in response to the crisis impact of Covid on the economy.

●	Inflation data has shown an acceleration thus far in the year and we believe it is reasonable to expect more inflation with the massive amount of liquidity that has been pumped into the system.

●

This has created a balancing act for the Fed in managing rates as inflation increases and the outcome will likely have a significant impact on the market. The Fed has indicated that they expect rates to remain low until we see sustainable inflation at or above its target of 2% for an extended period. It has not defined what it views as an “extended period” and has classified the current increase as possibly transitory. The balance between inflation and rates will influence access to expansionary credit as we return to a more normalized economy.

●

With the distribution of vaccines worldwide, there is reason to be optimistic that the reopening will continue. If so, there will be some catch up in economic production. The replenishing of inventories and supply lines should be a tailwind for economic growth.

A return to a more normal environment should benefit our long term secular growth investment focus. We believe the investment philosophy and process we employ will serve the Fund well. We will continue to invest in strong secular growth companies with large market opportunities and defensible competitive advantages. This investment strategy brings exposure to next generation themes such as the digitization of the economy, biogenetic innovation, clean technologies and innovation in health care. We believe such companies, typically driven by innovation, will outgrow the market and accrue capital appreciation ultimately benefitting the Fund’s shareholders.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

The Russell® 2500 Growth Index is comprised of smaller and mid-capitalization U.S. equities that exhibit growth characteristics. Source: London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). © LSE Group 2019. FTSE Russell is a trading name of certain of the LSE Group companies. Russell® 2500 Growth Index is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company’s express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication. Index returns do not include fees or expenses. It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Global Clean Equity Fund Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the six-month period ended May 31, 2021 (the “Period”), the Global Clean Equity Fund (Class I shares) (the “Fund”) delivered a total return of -2.70%, versus a 15.99% total return for the MSCI ACWI Net index, the Fund’s benchmark index, and -0.95% for the NASDAQ Clean Edge Green Energy Index.

Market and Strategy Overview

The Period began, like fiscal 2020, with strong outperformance. The Fund was up over 30% in mid January for the Period. However, sentiment quickly shifted as rising concerns about inflation and commodities turned against growth stocks.

We are firm believers that the secular trend of less carbon intensity will drive winners over the long-term. Here are some data points that give us confidence despite the market volatility.

●	$949 billion in green stimulus announced globally as of March 2021[1]

●	Renewables are the cheapest source of new electricity for more than two-thirds of the world population and 90% of electricity generation[2]

The market is currently digesting the astounding growth for the clean sector in 2019-20. The critical juncture of clean energy becoming the most cost-effective electricity generation occurred at essentially the same time that the world was going through a global lockdown. This meant that while nearly all markets were experiencing unprecedented contraction in sales, the growth outlook for renewables was skyrocketing. Battery manufacturing, electric vehicle production, fuel cells, and other subindustries also saw increases in the expected market potential.

The adoption curves for each market in the Fund’s investment universe will be different and some, like solar is now, will suffer some setbacks along the way. We still see plentiful attractive opportunities in the future.

Fund Performance

Top contributing sectors during the period were electric vehicle suppliers, wind equipment, and fuel cell vehicles. Those sectors align well with the top three individual performers because they are sectors where we took profits. Commercial EV battery manufacturer Akasol (ticker: ASL GR) was the best performer, after announcing a merger with BorgWarner. Fuel cell vehicle manufacturer Plug Power (ticker: PLUG) and wind blade manufacturer TPI Composites (ticker: TPIC) were both up at the beginning year on new contract wins, and we used that as an opportunity to reduce our positions.

The largest detractor were solar and fuel cell companies. All the worst performing stocks were solar names: generation company Azure Power Global (ticker: AZRE), residential equipment manufacturer Sunrun (ticker: RUN), and cell manufacturer JinkoSolar (ticker: JKS). The solar sector lagged because of increased costs stemming from higher raw materials. The fund still owned all three of these names at the end of the period.

[1]	BNEF. “Green Stimulus: The Policies and Politics”, 6/9/2021
[2]	BNEF. “2H 2020 LCOE Update”, 12/10/2020

Outlook

While the strong gains over the last few years in sustainable investing took a pause during the period, we are still highly confident in the ongoing investment mega trends in this space. President Biden’s infrastructure bill underpins that we are on the precipice of a massive investment cycle in sustainable businesses. We have used the downturn to high-grade the portfolio and are believe the Fund is poised for future growth.

We believe that a broad approach to the clean investing will result in better performance. The increased allocation of Clean Water this period, when Clean Energy was out of favor, proved to be advantageous. The Fund invests among these themes:

●	Clean Energy – Renewable energy, sustainable and charging

●	Clean Infrastructure – Electrical transmission, smart cities, and waste

●	Clean Transportation – New energy vehicles, batteries, and future mobility

●	Clean Water – Treatment, management, and infrastructure

Our view is that we are well positioned when one theme is out of favor, such as Clean Energy has been during the period.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time.

The MSCI ACWI index is designed to represent pefromance of the full opportunity set of large- and mid-cap stocks across 23 developed and 27 emerging markets. The NASDAQ Clean Edge Green Energy Index is a modified market capitalization-weighted index designed to track the performance of companies that are manufacturers, developers, distributors and/or installers of clean-energy technologies. The indices include reinvested dividends by do not include fees or expenses. It is not possible to invest directly in an index.

Cushing® NextGen Infrastructure Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2021	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	43.60%	n/a	6.50%	12/18/17
Class A (with sales load)	35.73%	n/a	4.78%	12/18/17

Class I	44.03%	5.35%	6.87%	3/1/10

S&P Global Infrastructure Index Net TR	22.80%	n/a	3.44%	3/1/10

(1)	Performance figures for Class I shares reflect the historical performance of the Predecessor Fund for periods prior to December 18, 2017.

The Fund’s expense ratio, as stated in the March 30, 2021 prospectus, is 4.05% and 1.50%, gross and net, respectively for Class A shares and 3.80% and 1.25%, gross and net, for Class I shares. Contractual expense waivers are effective through March 31, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.75%. Class I is not subject to a sales charge or MDSC.

The S&P Global Infrastructure Index Net TR is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® SMID Growth Focused Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2021	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	44.25%	n/a	27.30%	1/31/20
Class A (with sales load)	36.26%	n/a	22.02%	1/31/20

Class I	44.62%	n/a	27.64%	1/31/20

Russell® 2500 Growth Index	47.27%	n/a	32.00%	1/31/20

The Fund’s expense ratio, as stated in the March 30, 2021 prospectus, is 5.50% and 1.40%, gross and net, respectively for Class A shares and 5.25% and 1.15%, gross and net, for Class I shares. Contractual expense waivers are effective through March 31, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The Russell® 2500 Growth Index which is comprised of smaller and mid-capitalization U.S. equities that exhibit growth characteristics. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Global Clean Equity Fund Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
May 31, 2021	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	100.24%	n/a	68.71%	1/31/20
Class A (with sales load)	89.29%	n/a	61.71%	1/31/20

Class I	100.75%	n/a	69.03%	1/31/20

MSCI ACWI Net TR USD Index	41.85%	n/a	21.99%	1/31/20

The Fund’s expense ratio, as stated in the March 30, 2021 prospectus, is 7.31% and 1.35%, gross and net, respectively for Class A shares and 7.06% and 1.10%, gross and net, for Class I shares. Contractual expense waivers are effective through March 31, 2022.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class I is not subject to a sales charge or MDSC.

The MSCI ACWI Index, MSCI’s flagship global equity index, is designed to represent performance of the full opportunity set of large- and mid-cap stocks across 23 developed and 26 emerging markets. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

Cushing® NextGen Infrastructure Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 1, 2020 to May 31, 2021, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from December 1, 2020 to May 31, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from December 1, 2020 to May 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/01/2020	Ending Account Value (Based on Actual Returns and Expenses) 05/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 05/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,077.00	$7.77	$1,017.45	$7.54	1.50%
Class I Shares	$1,000.00	$1,078.10	$6.48	$1,018.70	$6.29	1.25%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® SMID Growth Focused Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 1, 2020 to May 31, 2021, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from December 1, 2020 to May 31, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from December 1, 2020 to May 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/01/2020	Ending Account Value (Based on Actual Returns and Expenses) 05/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 05/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,145.30	$7.22	$1,018.20	$6.79	1.35%
Class I Shares	$1,000.00	$1,147.60	$5.89	$1,019.45	$5.54	1.10%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the period). The table above represents the actual expenses incurred during the period.

2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Global Clean Equity Fund Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from December 1, 2020 to May 31, 2021, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from December 1, 2020 to May 31, 2021.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from December 1, 2020 to May 31, 2021. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/01/2020	Ending Account Value (Based on Actual Returns and Expenses) 05/31/21	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 05/31/21	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$972.40	$6.88	$1,017.95	$7.04	1.40%
Class I Shares	$1,000.00	$973.00	$5.66	$1,019.20	$5.79	1.15%

1.

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the period). The table above represents the actual expenses incurred during the period.

[2]	. Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

Cushing® NextGen Infrastructure Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2021 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Real Estate Investment Trusts

Cushing® SMID Growth Focused Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2021 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stocks

Global Clean Equity Fund Allocation of Portfolio Assets(1) (Unaudited) May 31, 2021 (Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stocks

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2021

Common Stock — 81.1%	Shares	Fair Value
Cloud Services — 1.5%
United States — 1.5%
Microsoft Corporation	1,158	$289,129

Communication Services — 0.9%
Italy — 0.8%
Infrastrutture Wireless Italiane SpA	16,008	179,398

Data Centers — 1.0%
United States — 1.0%
Switch, Inc.	10,000	188,700

Electric Vehicle Charging — 2.5%
United States — 2.5%
Chargepoint Holdings Inc. (1)	20,000	487,000

Freight Rail — 2.0%
United States — 2.0%
CSX Corp.	3,905	390,969

GDS Services — 0.9%
United States — 0.9%
Sabre Corporation	11,999	166,186

Hydrogen Equipment — 0.8%
Norway — 0.8%
Nel ASA	68,903	150,692

Industrials — 2.5%
Mexico — 1.5%
Grupo Aeroportuario del Sureste, S.A.B. de C.V. (1)	1,654	292,146
United States — 1.0%
Plug Power, Inc. (1)	6,000	184,200
		476,346
Integrated Utility — 3.9%
Chile — 0.6%
Enel Americas SA	16,241	110,276
France — 1.5%
Electricite de France S.A. (1)	20,705	293,012
Italy — 1.8%
Enel Societa Per Azioni	35,565	350,671
		753,959
IT Services — 6.2%
Cayman Islands — 5.4%
21Vianet Group, Inc. (1)	36,553	815,863
GDS Holdings Limited (1)	3,018	227,014
Spain — 0.8%
Amadeus IT Group (1)	2,000	151,212
		1,194,089

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Large Cap Diversified — 1.8%
United States — 1.8%
Kinder Morgan, Inc.	19,224	$352,568

Natural Gas Gatherers & Processors — 4.1%
United States — 4.1%
Targa Resources Corporation	20,293	788,586

Natural Gas Transportation & Storage — 1.3%
United States — 1.3%
Equitrans Midstream Corporation	30,100	248,024

Other Renewable Generation — 2.0%
Canada — 1.2%
Brookfield Renewable Corporation	5,352	228,638
United States — 0.8%
Bloom Energy Corporation (1)	6,838	165,275
		393,913
Power Management — 3.6%
United States — 3.6%
Itron Inc. (1)	7,305	696,532

Railroads — 4.8%
United States — 4.8%
Norfolk Southern Corporation	700	196,630
Union Pacific Corporation	3,225	724,754
		921,384
Refiners — 3.5%
United States — 3.5%
Marathon Petroleum Corporation	10,940	676,092

Renewable Distribution — 5.2%
Spain — 1.1%
Iberdrola S A	3,991	221,101
United States — 4.1%
NextEra Energy, Inc.	10,708	784,040
		1,005,141
Solar Developer — 1.3%
Mauritius — 1.3%
Azure Power Global Ltd (1)	12,000	249,720

Solar Energy Equipment — 9.7%
United States — 9.7%
Array Technologies Inc. (1)	19,500	317,850
Enphase Energy, Inc. (1)	3,998	571,914
Solaredge Technologies, Inc. (1)	2,936	757,517
Sunrun, Inc. (1)	49,212	220,067
		1,867,348
Solar Generation — 3.3%
Spain — 3.3%
Solaria Energia y Medio Ambiente, SA (1)	34,000	640,786

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Tollroads — 1.4%
Italy — 1.4%
Atlantia Spa (1)	14,070	$268,518

Utilities — 6.0%
France — 6.0%
ENGIE (1)	16,000	239,325
Suez SA	25,000	609,269
Veolia Environnement SA	10,000	315,594
		1,164,188
Yield Co — 10.9%
United Kingdom — 10.9%
Atlantica Sustainable Infrastructure plc	22,690	824,782
Clearway Energy, Inc.	29,901	802,244
NextEra Energy Partners, L.P.	6,965	476,197
		2,103,223

Total Common Stock (Cost $13,854,216)		$15,652,491

Master Limited Partnerships and Related Companies — 13.8%	Units
Crude Oil & Refined Products — 3.1%
United States — 3.1%
Magellan Midstream Partners, L.P.	12,079	$595,374

Large Cap Diversified C Corps — 2.5%
United States — 2.5%
Plains GP Holdings, L.P.	44,572	486,280

Large Cap MLP — 8.2%
United States — 8.2%
Energy Transfer, L.P.	65,000	643,500
MPLX, L.P.	32,703	936,287
		1,579,787

Total Master Limited Partnerships (Cost $1,957,582)		$2,661,441

Real Estate Investment Trusts — 2.5%	Shares
Data Centers — 2.5%
Singapore — 2.5%
Keppel DC REIT	253,473	$492,571
Total Real Estate Investment Trusts (Cost $370,684)		$492,571
Total Investments — 97.4% (Cost $16,182,482)		$18,806,503
Other Assets in Excess of Liabilities — 2.6%		510,768
Total Net Assets Applicable to Unitholders — 100.0%		$19,317,271

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended May 31, 2021. As such, it is classified as a non-income producing security as of May 31, 2021.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund
Schedule of Investments (Unaudited)	May 31, 2021

Common Stock — 98.2%	Shares	Fair Value
Biotechnology — 10.1%
United States — 10.1%
Alnylam Pharmaceuticals, Inc. (1)	1,471	$208,867
Exact Sciences Corporation (1)	1,438	158,942
Flexion Therapeutics (1)	19,607	164,111
		531,920
Building Products — 4.2%
United States — 4.2%
View Inc. (1)	27,745	219,741

Chemicals — 4.4%
United States — 4.4%
Ingevity Corporation (1)	2,829	232,855

Consumer Discretionary — 4.2%
United States — 4.2%
Planet Fitness, Inc. (1)	2,815	221,738

Diversified Telecom Services — 2.8%
United States — 2.8%
Bandwidth Inc. (1)	1,229	145,379

Electronic Equipment — 2.9%
United States — 2.9%
Akoustis Technologies, Inc. (1)	16,126	154,487

Financial Services — 5.1%
United States — 5.1%
SVB Financial Group (1)	459	267,546

Healthcare — 2.5%
United States — 2.5%
Teladoc Health, Inc. (1)	861	129,649

Healthcare Equipment & Supplies — 14.0%
Jersey — 3.6%
Novocure Ltd. (1)	918	187,272
United States — 10.4%
Abiomed, Inc. (1)	608	173,025
Hologic Inc. (1)	2,822	177,955
Cytosorbents Corporation (1)	24,481	198,051
		736,303
Machinery — 13.6%
Israel — 4.3%
Kornit Digital Ltd (1)	2,185	227,677
United States — 9.3%
Charts Industrials, Inc. (1)	1,734	253,060
Evoqua Water Technologies Corporation (1)	7,520	234,022
		714,759

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Pharmaceuticals — 9.2%
United States — 9.2%
Aerie Pharmaceuticals, Inc. (1)	14,008	$228,190
Intra Cellular Therapies, Inc. (1)	6,418	252,933
		481,123
Software — 21.7%
United States — 21.7%
Everbridge, Inc. (1)	1,520	178,600
Hubspot, Inc. (1)	473	238,572
Medallia Inc. (1)	5,364	137,694
Rapid7, Inc. (1)	3,016	252,288
Ringcentral, Inc. (1)	564	148,033
Smartsheet, Inc. (1)	3,187	188,288
		1,143,475
Specialty Retail — 3.5%
United States — 3.5%
Five Below, Inc. (1)	1,003	184,672
Total Common Stock (Cost $4,211,765)		$5,163,647

Short-Term Investments — Investment Companies — 1.9%
United States — 1.9%
First American Government Obligations Fund - Class X, 0.01%(2)	49,825	$49,825
First American Treasury Obligations Fund - Class X, 0.01%(2)	49,825	49,825
Total Short-Term Investments (Cost $99,650)		$99,650
Total Investments — 100.1% (Cost $4,311,415)		$5,263,297
Liabilities in Excess of Other Assets — (0.1)%		(3,880)
Total Net Assets Applicable to Unitholders — 100.0%		$5,259,417

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended May 31, 2021. As such, it is classified as a non-income producing security as of May 31, 2021.
(2)	Rate reported is the current yield as of May 31, 2021.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2021

Common Stock — 98.1%	Shares	Fair Value
Hydrogen Equipment — 1.0%
Norway — 1.0%
Nel ASA (1)	45,000	$98,416

Electric Vehicle Charging — 4.6%
United States — 4.6%
Chargepoint Holdings Inc. (1)	18,616	453,300

Electric Vehicle OEM — 5.7%
Cayman Islands — 5.7%
Nio, Inc. (1)	14,523	560,878

Industrials — 4.1%
United States — 4.1%
Plug Power, Inc. (1)	13,220	405,854

New Energy Vehicle — 9.5%
Canada — 0.6%
Ballard Power Systems, Inc. (1)	3,348	57,987
Cayman Islands — 4.4%
NIU Technologies (1)	13,084	435,959
Jersey — 1.0%
Aptiv Plc (1)	655	98,525
United States — 3.5%
Tesla, Inc. (1)	557	348,248
		940,719
Other Renewable Generation — 4.6%
Bermuda — 1.9%
Brookfield Renewable Partners, L.P.	4,663	185,447
Canada — 1.1%
Brookfield Renewable Corporation	2,673	114,191
United States — 1.6%
Bloom Energy Corporation (1)	3,496	84,498
FuelCell Energy, Inc. (1)	7,578	74,416
		458,552
Power Semiconductor — 2.3%
Germany — 1.3%
Infineon Technology	3,233	130,950
Netherlands — 0.1%
12658.26	339	12,658
United States — 0.9%
Cree, Inc. (1)	854	85,409
		229,017
Smart Grid — 5.6%
Switzerland — 0.9%
Landis & Gyr Group	1,204	87,807
United States — 4.7%
Itron, Inc. (1)	4,912	468,359
		556,166

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Solar Developer — 3.8%
Mauritius — 2.3%
Azure Power Global Ltd (1)	10,815	$225,060
United States — 1.5%
Sunnova Energy International, Inc. (1)	5,038	147,110
		372,170
Solar Energy Equipment — 17.9%
France — 0.5%
Schneider Electric	1,608	51,038
United States — 17.4%
Array Technologies Inc.	19,000	309,700
Enphase Energy, Inc. (1)	2,888	413,128
First Solar, Inc. (1)	1,807	137,531
Solaredge Technologies, Inc. (1)	1,934	498,991
Sunrun, Inc. (1)	7,936	354,898
		1,765,286
Solar Generation — 5.5%
Spain — 5.5%
Solaria Energia y Medio Ambiente, SA (1)	28,664	540,220

Solar Materials — 1.9%
China — 1.9%
JinkoSolar Holding Co., Ltd. (1)	5,105	186,894

Utilities — 8.9%
Germany — 1.1%
RWE AG	2,879	109,502
Italy — 1.6%
Enel S.p.A.	15,297	151,899
Spain — 1.0%
EDP Renovaveis S.A.	4,250	101,062
United States — 5.2%
NextEra Energy, Inc.	7,033	514,956
		877,419
Water Tech & Equipment — 3.9%
United States — 3.9%
Energy Recovery, Inc. (1)	4,721	89,746
Evoqua Water Technologies Corporation (1)	9,489	295,298
		385,044
Water Utility — 0.1%
United States — 0.1%
American Water Works Co., Inc.	27	4,186
Essential Utilities Inc.	125	5,975
		10,161

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund
Schedule of Investments (Unaudited)	May 31, 2021 — (Continued)

Common Stock (Continued)	Shares	Fair Value
Wind Energy Equipment — 3.0%
Denmark — 0.9%
Vestas Wind System	6,955	$90,624
Germany — 0.7%
Nordex SE (1)	2,889	66,303
United States — 1.4%
TPI Composites, Inc. (1)	2,878	139,007
		295,934
Wind Generation — 1.8%
Denmark — 1.8%
Vestas Wind System	4,665	182,677

YieldCo — 13.9%
Canada — 0.8%
Innergex Renewable Energy	4,777	80,075
United Kingdom — 5.0%
Atlantica Sustainable Infrastructure plc	13,657	496,432
United States — 3.0%
Clearway Energy, Inc.	10,940	293,520
NextEra Energy Partners, L.P.	7,301	499,169
		1,369,196

Total Common Stock (Cost $7,172,812)		$9,687,903

Short-Term Investments — Investment Companies — 1.6%
United States — 1.6%
First American Government Obligations Fund - Class X, 0.01%(2)	81,220	$81,220
First American Treasury Obligations Fund - Class X, 0.01%(2)	81,219	81,219
Total Short-Term Investments (Cost $162,439)		$162,439
Total Investments — 99.7% (Cost $7,335,251)		$9,850,342
Other Assets in Excess of Liabilities — 0.3%		25,489
Total Net Assets Applicable to Unitholders — 100.0%		$9,875,831

Percentages are stated as a percent of net assets.

(1)	No distribution or dividend was made during the period ended May 31, 2021. As such, it is classified as a non-income producing security as of May 31, 2021.
(2)	Rate reported is the current yield as of May 31, 2021.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Assets & Liabilities (Unaudited) May 31, 2021

	Cushing NextGen Infrastructure Fund	Cushing SMID Growth Focused Fund	Global Clean Equity Fund
Assets
Investments at fair value (1)	$18,806,503	$5,263,297	$9,850,342
Cash	463,705	—	—
Receivable from Adviser, net	6,894	11,327	13,466
Receivable for shares sold	3,750	—	5,750
Interest receivable	7	2	10
Dividends receivable	39,319	—	12,275
Prepaid expenses	62,953	24,558	30,687
Total assets	19,383,131	5,299,184	9,912,530
Liabilities
Payable for Fund shares redeemed	5,569	—	—
Payable for 12b-1 distribution fee	379	1,388	713
Accrued expenses and other liabilities	59,912	38,379	35,986
Total liabilities	65,860	39,767	36,699
Net assets	$19,317,271	$5,259,417	$9,875,831
Net Assets Consist of
Additional paid-in capital	$17,125,428	$3,730,988	$5,368,479
Total Distributable Earnings	2,191,843	1,528,429	4,507,352
Net assets	$19,317,271	$5,259,417	$9,875,831

(1) Investments in unaffiliated securities at cost	$16,182,482	$4,311,415	$7,335,251

Unlimited shares authorized, no par value	Class A	Class A	Class A
Net assets	$807,491	$1,507,599	$508,612
Shares issued and outstanding	38,835	109,307	26,014
Net asset value, redemption price and minimum offering price per share	$20.79	$13.79	$19.55

	Class I	Class I	Class I
Net assets	$18,509,780	$3,751,818	$9,367,219
Shares issued and outstanding	878,597	271,165	477,801
Net asset value, redemption price and minimum offering price per share	$21.07	$13.84	$19.60

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Operations (Unaudited) Period From December 1, 2020 through May 31, 2021

	Cushing NextGen Infrastructure Fund	Cushing SMID Growth Focused Fund	Global Clean Equity Fund
Investment Income
Distributions and dividends	$261,884	$—	$41,347
Less: return of capital on distributions	(120,923)	—	(12,718)
Less: foreign taxes withheld	(8,784)	—	(2,900)
Distribution and dividend income	132,177	—	25,729
Interest income	97	21	126
Total Investment Income	132,274	21	25,855
Expenses
Advisory fees	78,898	21,214	50,580
Administrator fees	68,223	33,194	38,426
Professional fees	30,074	23,686	30,587
Transfer agent expense	27,718	16,217	17,200
Blue Sky Expense	17,848	7,986	9,219
Custodian fees and expenses	8,241	2,523	6,132
Trustees’ fees	7,857	2,407	3,148
Reports to shareholders	4,250	2,953	2,958
Insurance expense	2,586	560	1,034
Other expense	2,061	30	269
Registration fees	1,196	—	—
12b-1 distribution fee - Class A	763	1,513	651
Total Expenses	249,715	112,283	160,204
Less: expense waived by Adviser	(130,865)	(81,571)	(90,853)
Net Expenses	118,850	30,712	69,351
Net Investment Income (Loss)	13,424	(30,691)	(43,496)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	1,893,537	637,550	1,839,509
Change in unrealized appreciation/depreciation on investments	(931,855)	(53,082)	(2,096,643)
Change in unrealized currency appreciation/depreciation	—	—	11
Change in unrealized appreciation/depreciation on currency and investments	(931,855)	(53,082)	(2,096,632)
Net Realized and Unrealized Gain (Loss) on Investments	961,682	584,468	(257,123)
Increase (decrease) in Net Assets Applicable to Shareholders Resulting from Operations	$975,106	$553,777	$(300,619)

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Changes in Net Assets

	Cushing NextGen Infrastructure Fund		Cushing SMID Growth Focused Fund
	Period From December 1, 2020 through May 31, 2021 (Unaudited)	Fiscal Year Ended November 30, 2020	Period From December 1, 2020 through May 31, 2021 (Unaudited)	Period From January 31, 2020(1) through November 30, 2020
Operations
Net investment income (loss)	$13,424	$36,744	$(30,691)	$(24,104)
Net realized gain (loss) on investments	1,893,537	434,092	637,550	(30,312)
Net change in unrealized appreciation/depreciation on investments	(931,855)	3,061,739	(53,082)	1,004,964
Net increase in net assets resulting from operations	975,106	3,532,575	553,777	950,548
Dividends and Distributions to Class A Shareholders
Distributions from distributable earnings	(16,149)	(12,161)	—	—
Dividends and Distributions to Class I Shareholders
Distributions from distributable earnings	(554,508)	(336,552)	—	—
Total dividends and distributions to Fund shareholders	(570,657)	(348,713)	—	—
Capital Share Transactions
Proceeds from shareholder subscriptions	7,248,546	4,874,994	1,256,640	3,340,994
Dividend reinvestments	367,592	250,869	—	—
Payments for redemptions	(4,053,814)	(6,631,424)	(790,215)	(52,327)
Net increase (decrease) in net assets from capital share transactions	3,562,324	(1,505,561)	466,425	3,288,667
Total increase in net assets	3,966,773	1,678,301	1,020,202	4,239,215
Net Assets
Beginning of period	15,350,498	13,672,197	4,239,215	—
End of period	$19,317,271	$15,350,498	$5,259,417	$4,239,215

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Statements of Changes in Net Assets

	Global Clean Equity Fund
	Period From December 1, 2020 through May 31, 2021 (Unaudited)	Period From January 31, 2020(1) through November 30, 2020
Operations
Net investment loss	$(43,496)	$(14,752)
Net realized gain on investments	1,839,509	269,424
Net change in unrealized appreciation/depreciation on investments	(2,096,632)	4,611,723
Net increase (decrease) in net assets resulting from operations	(300,619)	4,866,395
Dividends and Distributions to Class A Shareholders
Distributions from distributable earnings	(3,455)	(365)
Dividends and Distributions to Class I Shareholders
Distributions from distributable earnings	(239,497)	(34,854)
Total dividends and distributions to Fund shareholders	(242,952)	(35,219)
Capital Share Transactions
Proceeds from shareholder subscriptions	3,189,446	7,306,905
Dividend reinvestments	161,786	29,190
Payments for redemptions	(3,962,970)	(1,136,131)
Net increase (decrease) in net assets from capital share transactions	(611,738)	6,199,964
Total increase (decrease) in net assets	(1,155,309)	11,031,140
Net Assets
Beginning of period	11,031,140	—
End of period	$9,875,831	$11,031,140

(1)	Commencement of operations.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class A Shares	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data (2)
Net Asset Value, beginning of period	$19.99		$15.33	$18.08	$20.00
Income from Investment Operations:
Net investment income (loss) (3)	(0.01)		0.03	(0.19)	0.12
Net realized and unrealized gain (loss) on investments	0.91		5.14	(1.46)	(1.07)
Net increase (decrease) from investment operations	0.90		5.17	(1.65)	(0.95)
Less Distributions to Common Stockholders:
Net investment income	(0.10)		(0.51)	—	(0.09)
Return of capital	—		—	(1.10)	(0.88)
Total distributions to common stockholders	(0.10)		(0.51)	(1.10)	(0.97)
Net Asset Value, end of period	$20.79		$19.99	$15.33	$18.08
Total Investment Return (4)	7.70%		34.34%	(9.49)%	(5.06)%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$807		$436	$444	$252
Ratio of expenses to average net assets before waiver (5)	2.93%		4.02%	2.82%	2.20%
Ratio of expenses to average net assets after waiver (5)	1.50%		1.50%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets after waiver (5)	(0.10)%		0.21%	(1.09)%	0.85%
Portfolio turnover rate (6)	106.34	%(4)	314.43%	74.23%	76.11	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® NextGen Infrastructure Fund Financial Highlights

Class I Shares	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Fiscal Year Ended November 30, 2020	Fiscal Year Ended November 30, 2019	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.22		$15.46	$18.14	$19.51		$22.21	$20.85
Income from Investment Operations:
Net investment income (loss) (3)	0.02		0.08	(0.15)	0.14		(0.14)	(0.24)
Net realized and unrealized gain (loss) on investments	0.93		5.19	(1.43)	(0.31)		(1.18)	3.05
Net increase (decrease) from investment operations	0.95		5.27	(1.58)	(0.17)		(1.32)	2.81
Less Distributions to Common Stockholders:
Net investment income	(0.10)		(0.51)	—	(0.09)		—	—
Return of capital	—		—	(1.10)	(1.11)		(1.39)	(1.44)
Total distributions to common stockholders	(0.10)		(0.51)	(1.10)	(1.20)		(1.39)	(1.44)
Net Asset Value, end of period	$21.07		$20.22	$15.46	$18.14		$19.51	$22.21
Total Investment Return (4)	7.81%		34.77%	(9.07)%	(1.17)%		(5.94)%	13.46%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$18,510		$14,915	$13,228	$61,119		$36,660	$39,620
Ratio of expenses to average net assets before waiver (5)	2.68%		3.77%	2.57%	1.91%		1.79%	1.92%
Ratio of expenses to average net assets after waiver (5)	1.25%		1.25%	1.50%	1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets after waiver (5)	0.15%		0.46%	(0.84)%	0.69%		(0.66)%	(1.17)%
Portfolio turnover rate (6)	106.34	%(4)	314.43%	74.23%	76.11	%(7)	N/A	N/A
Portfolio turnover rate of Master Fund	N/A		N/A	N/A	N/A		85.91%	54.68%

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire fiscal year.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(7)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund Financial Highlights

Class A Shares	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$12.04		$10.00
Income from Investment Operations:
Net investment loss (3)	(0.10)		(0.12)
Net realized and unrealized gain on investments	1.85		2.16
Net decrease from investment operations	1.75		2.04
Net Asset Value, end of period	$13.79		$12.04
Total Investment Return (4)	14.53%		20.40%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$1,508		$434
Ratio of expenses to average net assets before waiver (5)	4.44%		8.62%
Ratio of expenses to average net assets after waiver (5)	1.35%		1.35%
Ratio of net investment loss to average net assets after waiver (5)	(1.35)%		(1.34)%
Portfolio turnover rate (6)	40.55	%(4)	20.58	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing® SMID Growth Focused Fund Financial Highlights

Class I Shares	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$12.07		$10.00
Income from Investment Operations:
Net investment loss (3)	(0.08)		(0.09)
Net realized and unrealized gain on investments	1.85		2.16
Net increase from investment operations	1.77		2.07
Net Asset Value, end of period	$13.84		$12.07
Total Investment Return (4)	14.76%		20.60%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$3,752		$3,805
Ratio of expenses to average net assets before waiver (5)	4.19%		8.37%
Ratio of expenses to average net assets after waiver (5)	1.10%		1.10%
Ratio of net investment loss to average net assets after waiver (5)	(1.10)%		(1.09)%
Portfolio turnover rate (6)	40.55	%(4)	20.58	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class A Shares	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.52		$10.00
Income from Investment Operations:
Net investment loss (3)	(0.11)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.82)		10.69
Net increase (decrease) from investment operations	(0.93)		10.61
Less Distributions to Common Stockholders:
Net investment income	(0.04)		(0.09)
Return of capital	—		—
Total distributions to common stockholders	(0.04)		(0.09)
Net Asset Value, end of period	$19.55		$20.52
Total Investment Return (4)	(2.76)%		114.58%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$509		$231
Ratio of expenses to average net assets before waiver (5)	2.93%		6.40%
Ratio of expenses to average net assets after waiver (5)	1.40%		1.40%
Ratio of net investment loss to average net assets after waiver (5)	(0.97)%		(0.66)%
Portfolio turnover rate (6)	48.92	%(4)	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class A share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Global Clean Equity Fund Financial Highlights

Class I Shares	Period From December 1, 2020 through May 31, 2021 (Unaudited)		Period From January 31, 2020(1) through November 30, 2020
Per Common Share Data (2)
Net Asset Value, beginning of period	$20.56		$10.00
Income from Investment Operations:
Net investment loss (3)	(0.08)		(0.05)
Net realized and unrealized gain (loss) on investments	(0.84)		10.70
Net increase (decrease) from investment operations	(0.92)		10.65
Less Distributions to Common Stockholders:
Net investment income	(0.04)		(0.09)
Return of capital	—		—
Total distributions to common stockholders	(0.04)		(0.09)
Net Asset Value, end of period	$19.60		$20.56
Total Investment Return (4)	(2.70)%		114.99%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$9,367		$10,800
Ratio of expenses to average net assets before waiver (5)	2.68%		6.15%
Ratio of expenses to average net assets after waiver (5)	1.15%		1.15%
Ratio of net investment loss to average net assets after waiver (5)	(0.72)%		(0.41)%
Portfolio turnover rate (6)	48.92	%(4)	39.68	%(4)

(1)	Commencement of operations.
(2)	Information presented relates to a Class I share outstanding for the entire period.
(3)	Calculated using average shares outstanding method.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	Portfolio turnover is calculated on the basis of the fund as a whole.

See Accompanying Notes to the Financial Statements.

Cushing Mutual Funds Trust Notes to Financial Statements (Unaudited) May 31, 2021

1. Organization

Cushing® Mutual Funds Trust (the “Trust”) was organized as a Delaware statutory trust on September 12, 2017 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of three series (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the Cushing® NextGen Infrastructure Fund (“NextGen”), Cushing® SMID Growth Focused Fund (“SMID”) and Global Clean Equity Fund (“Clean”). The Funds are managed by Cushing® Asset Management, LP (“Adviser”).

NextGen’s investment objective is to seek current income and capital appreciation. NextGen commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into NextGen. The Predecessor Fund commenced operations on March 1, 2010. NextGen offers two classes of shares, Class A and Class I. Effective December 1, 2019, NextGen no longer offered Class C shares. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of NextGen.

SMID’s investment objective is to seek capital appreciation. SMID commenced operations on January 31, 2020. SMID offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

Clean’s investment objective is to seek capital appreciation. Clean commenced operations on January 31, 2020. Clean offers two classes of shares, Class A and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets.

2. Significant Accounting Policies

A. Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. Each Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B. Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C. Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Funds’ Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of each Fund currently includes the following processes:

(i) The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii) Each Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D. Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date.

Distributions received from NextGen’s investments in master limited partnerships (“MLPs”) and real estate investment trusts (“REITs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, NextGen uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after NextGen’s fiscal year end.

NextGen estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2021, NextGen has estimated approximately 46% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

Each Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of each Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E. Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes.

For the fiscal year ended November 30, 2020, NextGen’s Distributions were 100%, or $348,713, ordinary income. For the period ended May 31, 2021, NextGen’s Distributions were expected to be 100% ordinary income.

For the fiscal year ended November 30, 2020, Clean’s Distributions were 100%, or $35,219, ordinary income. For the period ended May 31, 2021, Clean’s Distributions were expected to be 100% ordinary income.

SMID made no distributions to shareholders during the period ended May 31, 2021.

For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, each Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2021 will be determined in early 2022.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F. Federal Income Taxation

Each Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, each Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, each Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). Each Fund intends to distribute at least annually, substantially all of such income and gain. If a Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if a Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

Each Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G. Cash and Cash Equivalents

The Funds consider all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H. Indemnification

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I. Master Limited Partnerships

At May 31, 2021, NextGen had 13.88% of its net assets invested in MLPs and non-MLP midstream companies. As of May 31, 2021, NextGen invested less than 25% of its total assets in securities of MLPs that qualify as publicly traded partnerships under the IRC. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. NextGen invests in MLPs receiving partnership taxation treatment under the IRC, and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. NextGen’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

K. Foreign Currency

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers. Generally, foreign securities are issued by companies organized outside the U.S. and are traded primarily in markets outside the U.S., but foreign debt securities may be traded on bond markets or over-the-counter markets in the U.S. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. NextGen’s, SMID’s, and Clean’s investment in foreign securities represented 34%, 8%, and 41% of their net assets, respectively, for the period ended May 31, 2021.

3. Concentrations of Risk

Because NextGen and Clean will be concentrated in the group of industries constituting the energy and energy infrastructure sectors, each Fund will be more susceptible to the risks associated with those sectors than if it were more broadly diversified over numerous industries and sectors of the economy. Companies in the energy and energy infrastructure sectors may be affected by fluctuations in the prices of energy commodities. The highly cyclical nature of the industries in which companies in the energy and energy infrastructure sectors operate may adversely affect the earnings or operating cash flows of such companies or the ability of such companies to borrow money or raise capital needed to fund their continued operations. A significant decrease in the production of energy commodities could reduce the revenue, operating income and operating cash flows of certain companies in the energy and energy infrastructure sectors and, therefore, their ability to make distributions or pay dividends. A sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of certain companies in the energy and energy infrastructure sectors. General changes in market sentiment towards the energy and energy infrastructure sectors may adversely affect NextGen and Clean, and the performance of investments in the energy and energy infrastructure sectors may lag behind the broader market as a whole. The energy markets have experienced significant volatility in recent periods, including a historic drop in the price of crude oil and national gas prices, and may continue to experience relatively high volatility for a prolonged period. Such conditions may negatively impact NextGen and Clean and their respective shareholders. The Adviser may take measures to navigate the conditions of the energy markets, but there is no guarantee that such efforts will be effective or that NextGen’s and Clean’s performance will correlate with any increase in oil and gas prices.

SMID will invest primarily in securities of smaller to mid-size capitalization companies. Securities of small-cap and mid-cap companies may be subject to greater price volatility, significantly lower trading volumes, cyclical, static or moderate growth prospects and greater spreads between their bid and ask prices than securities of larger companies. Small-cap and mid-cap companies frequently rely on narrower product lines and niche markets and may be more vulnerable to adverse business or market developments. Securities of these types of companies have limited market liquidity, and their prices may be more volatile. There is a risk that the securities issued by companies of a certain market capitalization may underperform the broader market at any given time

Clean may invest in non-U.S. companies. Foreign securities may be more difficult to sell than U.S. securities. Investments in foreign securities may involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in countries with developed securities markets and more advanced regulatory systems. Some of the foreign securities in which the Fund invests will be denominated in a foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund’s assets. However, the Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. However, the Fund may receive less timely information or have less control than if it invested directly in the foreign issuer.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

On January 31, 2020, the United Kingdom (“UK”) officially withdrew from the European Union (“EU”) and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK.

On December 30, 2020, the UK and the EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The UK’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect the performance of the Fund.

In addition to the effects on the Fund’s investments in European issuers, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of the Fund’s other investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as the new relationship between the UK and EU is further defined and as the UK determines which EU laws to replace or replicate. In addition, Brexit could lead to further disintegration of the EU and related political stresses (including those related to sentiment against cross border capital movements and activities of investors like the Fund), prejudice to financial services businesses that are conducting business in the EU and which are based in the UK, legal uncertainty regarding achievement of compliance with applicable financial and commercial laws and regulations in view of the expected steps to be taken pursuant to or in contemplation of Brexit. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect the Fund’s business, results of operations and financial condition.

4. Agreements and Related Party Transactions

Each Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”).

Under the terms of the Agreement, NextGen has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $78,898 in advisory fees for the period ended May 31, 2021.

Under the terms of the Agreement, SMID has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.80% of the average daily net assets of the Fund. The Adviser earned $21,214 in advisory fees for the period ended May 31, 2021.

Under the terms of the Agreement, Clean has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 0.85% of the average daily net assets of the Fund. The Adviser earned $50,580 in advisory fees for the period ended May 31, 2021.

The Adviser has agreed to waive or reimburse NextGen, SMID and Clean for certain Fund operating expenses such that the total annual Fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-1 fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed the amounts set forth below, subject to possible recoupment from the applicable Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before December 18, 2020, and may be modified or terminated by the Adviser at any time thereafter. The Funds have not recorded a liability in the amount of expense reimbursements available for recoupment due to an assessment that such recoupment is not probable as of May 31, 2021.

	Clean (Class A)	Clean (Class I)	SMID (Class A)	SMID (Class I)	NextGen (Class A)	NextGen (Class I)
Expense Waiver/Reimbursement	(0.30)%	(0.30)%	(0.30)%	(0.30)%	(0.40)%	(0.40)%

NextGen

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2018	$215,538	$—	$215,538	November 30, 2021
November 30, 2019	326,456	—	326,456	November 30, 2022
November 30, 2020	291,746	—	291,746	November 30, 2023
May 31, 2021	130,865	—	130,865	November 30, 2024
	$964,605	$—	$964,605

SMID

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2020	$157,333	$—	$157,333	November 30, 2023
May 31, 2021	81,571	—	81,571	November 30, 2024
	$238,904	$—	$238,904

Clean

Period Incurred	Amount Waived/ Reimbursed	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date
November 30, 2020	$180,528	$—	$180,528	November 30, 2023
May 31, 2021	90,853	—	90,853	November 30, 2024
	$271,381	$—	$271,381

The Funds have engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services to serve as the Funds’ administrator and accountant. The Funds pay a monthly combined administration and accounting fee computed at an annual rate of 0.08% of the first $250,000,000 of the Fund’s average daily net assets, 0.06% of the next $250,000,000 of average daily net assets and 0.05% on the balance of the Funds’ average daily net assets, with a minimum annual fee of $80,000, and multiple class fee of $15,000 per additional share class.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as the Funds’ transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Funds’ custodian. The Funds pay the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Funds are reflected as Trustees’ fees on the Statements of Operations.

5. Income Taxes

It is each Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, each Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $257,845 to accumulated net losses and $257,845 from additional paid-in capital for NextGen and $24,104 to accumulated net losses and $24,104 from additional paid-in capital for SMID.

The following information is provided on a tax basis as of November 30, 2020:

NextGen

Cost of investments	$12,092,357
Gross unrealized appreciation	3,705,904
Gross unrealized depreciation	(437,335)
Net unrealized appreciation	3,268,569
Undistributed ordinary income	516,102
Undistributed long-term gains	—
Other temporary differences	(1,997,277)
Accumulated net gains	$1,787,394

SMID

Cost of investments	$3,311,806
Gross unrealized appreciation	1,143,738
Gross unrealized depreciation	(138,774)
Net unrealized appreciation	1,004,964
Undistributed ordinary income	—
Undistributed long-term gains	—
Other temporary differences	(30,312)
Accumulated net gains	$974,652

Clean

Cost of investments	$6,341,848
Gross unrealized appreciation	4,641,413
Gross unrealized depreciation	(29,949)
Net unrealized appreciation	4,611,464
Undistributed ordinary income	219,712
Undistributed long-term gains	—
Other temporary differences	—
Accumulated net gains	$4,831,176

As of November 30, 2020, NextGen’s capital loss carryforward was comprised of short-term capital loss of $1,562,390 and long-term capital loss of $434,887, and is unlimited. As of November 30, 2020, SMID’s capital loss carryforward was comprised of short-term capital loss of $30,312 and is unlimited. Clean does not have any capital loss carryforwards.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2017 remain subject to examination by the tax authorities in the United States. Due to the nature of each Fund’s investments, the Funds may be required to file income tax returns in several states. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6. Fair Value Measurements

Various inputs that are used in determining the fair value of the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●

Level 3 — significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

NextGen

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$15,652,490	$15,652,490	$—	$—
Master Limited Partnerships and Related Companies (a)	2,661,441	2,661,441	—	—
Real Estate Investment Trusts (a)	492,571	492,571	—	—
Total Assets	$18,806,502	$18,806,502	$—	$—

SMID

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$5,163,647	$5,163,647	$—	$—
Total Equity Securities	5,163,647	5,163,647	—	—
Other
Short-Term Investments (a)	99,650	99,650	—	—
Total Other	99,650	99,650	—	—
Total Assets	$5,263,297	$5,263,297	$—	$—

Clean

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2021	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock (a)	$9,687,903	$9,687,903	$—	$—
Total Equity Securities	9,687,903	9,687,903	—	—
Other
Short-Term Investments (a)	162,439	162,439	—	—
Total Other	162,439	162,439	—	—
Total Assets	$9,850,342	$9,850,342	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. NextGen, SMID, and Clean did not hold Level 3 investments at any time during the period ended May 31, 2021.

7. Investment Transactions

For the period ended May 31, 2021, NextGen purchased (at cost) and sold securities (proceeds) in the amount of $21,916,633 and $18,929,805 (excluding short-term securities), respectively.

For the period ended May 31, 2021, SMID purchased (at cost) and sold securities (proceeds) in the amount of $2,447,197 and $2,052,985 (excluding short-term securities), respectively.

For the period ended May 31, 2021, Clean purchased (at cost) and sold securities (proceeds) in the amount of $5,300,703 and $5,608,303 (excluding short-term securities), respectively.

8. Share Transactions

Transactions of shares of NextGen were as follows:

	Period from 12/1/20 through 05/31/21		Fiscal Year Ended 11/30/20
Class A Shares	Amount	Shares	Amount	Shares
Sold	$431,236	20,526	$15,500	880
Dividends Reinvested	15,913	779	12,161	736
Redeemed	(87,710)	(4,274)	(132,047)	(8,755)
Net Increase (Decrease)	$359,439	17,031	$(104,386)	(7,139)

	Period from 12/1/20 through 05/31/21		Fiscal Year Ended 11/30/20
Class C Shares	Amount	Shares	Amount	Shares
Sold	$—	—	$—	—
Dividends Reinvested	—	—	—	—
Redeemed	—	—	(837)	(56)
Net Increase (Decrease)	$—	—	$(837)	(56)

	Period from 12/1/20 through 05/31/21		Fiscal Year Ended 11/30/20
Class I Shares	Amount	Shares	Amount	Shares
Sold	$6,817,310	311,707	$4,859,494	301,257
Dividends Reinvested	351,679	17,019	238,708	14,147
Redeemed	(3,966,104)	(187,908)	(6,498,540)	(433,462)
Net Increase (Decrease)	$3,202,885	140,818	$(1,400,338)	(118,058)

Transactions of shares of SMID were as follows:

	Period from 12/1/20 through 05/31/21		Period from 01/31/20* through 11/30/20
Class A Shares	Amount	Shares	Amount	Shares
Sold	$1,071,101	74,656	$342,550	36,181
Dividends Reinvested	—	—	—	—
Redeemed	(18,700)	(1,363)	(1,745)	(166)
Net Increase (Decrease)	$1,052,401	73,293	$340,805	36,015

	Period from 12/1/20 through 05/31/21		Period from 01/31/20* through 11/30/20
Class I Shares	Amount	Shares	Amount	Shares
Sold	$185,539	12,887	$2,998,444	319,975
Dividends Reinvested	—	—	—	—
Redeemed	(771,515)	(57,130)	(50,582)	(4,567)
Net Increase (Decrease)	$(585,976)	(44,243)	$2,947,862	315,408

*	Commencement of operations.

Transactions of shares of Clean were as follows:

	Period from 12/1/20 through 05/31/21		Period from 01/31/20* through 11/30/20
Class A Shares	Amount	Shares	Amount	Shares
Sold	$980,448	40,693	$226,469	13,270
Dividends Reinvested	3,456	163	366	20
Redeemed	(605,716)	(26,089)	(29,629)	(2,042)
Net Increase (Decrease)	$378,188	14,767	$197,206	11,248

	Period from 12/1/20 through 05/31/21		Period from 01/31/20* through 11/30/20
Class I Shares	Amount	Shares	Amount	Shares
Sold	$2,208,998	96,356	$7,080,436	598,053
Dividends Reinvested	158,330	7,392	28,824	1,778
Redeemed	(3,357,254)	(151,357)	(1,106,502)	(74,420)
Net Increase (Decrease)	$(989,926)	(47,609)	$6,002,758	525,411

*	Commencement of operations.

9. Subsequent Events

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of May 31, 2021.

Cushing Mutual Funds Trust Additional Information (Unaudited) May 31, 2021

Trustee and Executive Officer Compensation

The Trust does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended May 31, 2021, the aggregate compensation paid by NextGen, SMID, and Clean to the independent trustees was $7,857, $2,407, and $3,148, respectively. The Trust did not pay any special compensation to any of its trustees or officers. The Trust continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from each Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Trust’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Trust undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that each Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities owned by each Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Trust toll-free at (800)236-4424 and on the Trust’s website at www.cushingfunds.com. Information regarding how each Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-PORT

The Trust files a complete schedule of portfolio holdings of each fund for each month of each fiscal year with the SEC on Form N-PORT. The Trust’s Form N-PORT for the third month of each Fund’s fiscal quarter and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Trust’s Form N-PORT at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

For the period ended May 31, 2021, the portfolio turnover rate for NextGen, SMID, and Clean was 106.34%, 40.55%, and 48.92%, respectively. Portfolio turnover may vary greatly from period to period. The Funds do not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and each Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by each Fund.

Privacy Policy

In order to conduct its business, the Trust collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections.

We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker. We do not disclose any nonpublic personal information about you, the Funds’ other shareholders or the Funds’ former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Cushing Mutual Funds Trust Board Approval of Investment Management Agreement (Unaudited) May 31, 2021

On May 27, 2021, the Board of Trustees (members of which are referred to collectively as the “Trustees”) of Cushing Mutual Funds Trust (the ‘Trust”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between Cushing® Asset Management, LP (the “Adviser”) and the Trust (comprising Cushing NextGen Infrastructure Fund (“NextGen”), Cushing SMID Growth Focused Fund (“SMID”) and Global Clean Equity Fund (“Global Clean Equity”) (collectively referred to as the “Funds”)).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Trustees are responsible for oversight of the operations of the Funds and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Trustees received and reviewed information provided by the Adviser. The Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Trustees received and considered information regarding the nature, extent and quality of services provided to the Funds under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Trustees also reviewed the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, strategies, policies, and restrictions of the Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of the Funds’ actual and potential investments.

The Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policy and procedures, and the Adviser’s Code of Ethics.

The Trustees determined that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Trustees reviewed and considered the contractual annual advisory fee paid by the Funds o the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Funds.

The Trustees considered the information they received comparing each Fund’s contractual annual advisory fee and overall expenses, to the extent available, with a peer group of competitor mutual funds determined by FUSE Research Network LLC. The Trustees discussed the number of funds contained in the peer group and universe for each Fund and the general methodology used by FUSE in preparing its report.

Based on such information, the Trustees determined that:

●

With respect to NextGen, the Fund’s contractual advisory fee of 0.85% was equal to the median contractual advisory fee for its peer group and universe and the Fund’s total net expense ratio of 1.28% (Class I shares) was in the most expensive quartile with respect to its peer group and universe.

●

With respect to SMID, the Fund’s contractual advisory fee of 0.80% was in the second least expensive quartile with respect to its peer group and the second most expensive quartile with respect to its universe and the Fund’s total net expense ratio of 1.10% (Class I shares) was in the second most expensive quartile with respect to its peer group and the most expensive quartile with respect to its universe.

●

With respect to Global Clean Equity, the Fund’s contractual advisory fee of 0.85% was in the most expensive quartile with respect to its peer group and the second most expensive quartile with respect to its universe and the Fund’s total net expense ratio of 1.16% (Class I shares) was in the most expensive quartile with respect to its peer group and universe.

Consideration of Investment Performance

The Trustees regularly review the performance of the Fund’s throughout the year. The Trustees reviewed performance information provided by FUSE comparing the performance of each Fund against its universe over several time horizons, and using different performance metrics.

Based on such information, the Trustees determined that:

●

With respect to NextGen, the Fund’s performance was in the highest performing percentile (top one percent) for its peer group and universe over the one- and three-year periods, in the highest performing quartile for its peer group and universe over the five-year period, and in the lowest performing quartile for its peer group and universe for the period since the Fund’s inception. The Trustees noted that for the period since the Fund’s inception, the Fund’s peer group was very small, consisting of only four funds (including the Fund).

●

With respect to SMID, for the relatively short period since the Fund’s inception on January 31, 2020, the Fund’s performance was in the highest performing quartile with respect to its peer group and universe over the one-year period, in the highest performing quartile of its peer group for the period since the Fund’s inception, and in the second highest performing quartile of its universe for the period since the Fund’s inception.

●

With respect to Global Clean Equity, for the relatively short period since the Fund’s inception on January 31, 2020, the Fund’s performance was in the highest performing percentile (top one percent) with respect to its peer group and universe over the one-year and since inception periods

Consideration of Comparable Accounts

The Trustees reviewed the other accounts and investment vehicles managed by the Adviser and discussed the similarities and differences between these accounts and the Funds.

The Trustees determined that, bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Funds, if any, was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Funds.

Consideration of Profitability

The Trustees received and considered a profitability analysis prepared by the Adviser, using a template developed in consultation with counsel to the Independent Trustees, that set forth the fees payable by the Funds under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Funds.

The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser with respect to the Funds. Based on such information, the Trustees determined that each Fund was unprofitable to the Adviser, both before and after distribution expenses, largely due to the Funds’ relatively small size.

Consideration of Economies of Scale

The Trustees considered whether economies of scale in the provision of services to the Funds had been or would be passed along to the shareholders under the Agreement. The Trustees determined there were no material economies of scale accruing to the Adviser in connection with its relationship with the Funds.

Consideration of Other Benefits

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds, including but not limited to soft dollar arrangements. The Trustees determined there were no material incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all matters, considered by the Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Trustees that approval of the Agreement was consistent with the best interests of each Fund and its shareholders.

A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

Cushing Mutual Funds Trust

TRUSTEES

Brian R. Bruce
Brenda A. Cline
Ronald P. Trout
Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank
Chief Executive Officer and President

John H. Alban
Chief Financial Officer, Secretary, and Treasurer

Mathew J. Calabro
Chief Compliance Officer

INVESTMENT ADVISER

Cushing® Asset Management, LP
300 Crescent Court
Suite 1700
Dallas, TX 75201

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC, d/b/a
U.S. Bancorp Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC, d/b/a
U.S. Bancorp Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
155 North Wacker Drive
Chicago, IL 60606

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

Ernst & Young LLP
2323 Victory Avenue, Suite 2000
Dallas, TX 75219

NOT FDIC INSURED | NOT BANK GUARANTEED | MAY LOSE VALUE

Cushing Mutual Funds Trust
is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
300 Crescent Court, Suite 1700
Dallas, TX 75201
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Mutual Funds Trust

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	August 6, 2021

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	August 6, 2021